IFS0020E
                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                     MAY 1, 1995

SELECT ADVISORS VARIABLE  INSURANCE TRUST oTouchstone  Emerging Growth Portfolio
oTouchstone   International  Equity  Portfolio  oTouchstone  Balanced  Portfolio
oTouchstone Income Opportunity Portfolio oTouchstone Standby Income Portfolio

          Select Advisors Variable Insurance Trust (the "Trust") is composed of five funds: Emerging Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio and Standby Income Portfolio (each, a
"Portfolio"). The Trust is an open-end, diversified, management investment company formed as a Massachusetts business trust.

         TABLE OF CONTENTS

         Investment Objectives, Policies, Restrictions and Risks  . . . . .  2
         Performance Information  . . . . . . . . . . . . . . . . . . . . . 22
         Valuation of Securities; Redemption in Kind  . . . . . . . . . . . 24
         Management of the Trust  . . . . . . . . . . . . . . . . . . . . . 25
         Organization of the Trust  . . . . . . . . . . . . . . . . . . . . 31
         Taxation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
         Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 34
         Appendix (Bond, Commercial Paper and Municipal
           Obligations Ratings) . . . . . . . . . . . . . . . . . . . . . . A-1

         Shares of the Portfolios are sold by Touchstone Securities, Inc. ("Touchstone Securities" or the "Distributor"), the Trust's Distributor. Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Portfolio and the specific investments of each Portfolio are managed on a day-to-day basis by their respective investment advisors (collectively, the "Portfolio Advisors"). Signature Financial Services, Inc. ("Signature" or the "Administrator") serves as administrator and fund accounting agent to each Portfolio.

         The Prospectus is dated May 1, 1995 and provides the basic information investors should know before investing, may be obtained without charge by calling the Trust at the telephone number listed below. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer of any Portfolio for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

                           TOUCHSTONE ADVISORS, INC.
                      INVESTMENT ADVISOR OF EACH PORTFOLIO

                          TOUCHSTONE SECURITIES, INC.
                                  DISTRIBUTOR

318 Broadway                    Cincinnati, Ohio                 (800) 669-2796

            INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS

                             INVESTMENT OBJECTIVES

         The investment objective(s) of each Portfolio is described in the Prospectus. There can, of course, be no assurance that any Portfolio will achieve its investment objective(s).

             INVESTMENT POLICIES, PRACTICES, RESTRICTIONS AND RISKS

         The following provides additional information about the investment policies employed by one or more Portfolios. Please refer to the Prospectus for information as to which investment techniques are employed by which Portfolio.

         CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Appendix.

         LOWER-RATED DEBT SECURITIES. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

         The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgement plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

         In considering investments for the Portfolio, the Portfolio Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Portfolio Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolio.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Each Portfolio Advisor will monitor the liquidity of Rule 144A securities in each Portfolio's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Portfolio Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the
Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

         So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio's shareholders.

         LENDING OF PORTFOLIO SECURITIES. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower;
(ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         GENERAL. The successful use of such instruments draws upon the Portfolio Advisor's skill and experience with respect to such instruments and usually depends on the Portfolio Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         FUTURES  CONTRACTS.  A  Portfolio  may  enter  into  contracts  for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

         At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         When a Portfolio enters into a futures contract for any purpose, the Portfolio will establish a segregated account with the Portfolio's custodian to collateralize or "cover" the Portfolio's obligation consisting of cash, cash equivalents or high grade liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Portfolio Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each applicable Portfolio Advisor believes that use of such contracts will benefit the respective Portfolio, if the Portfolio Advisor's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

         OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Certain Portfolios intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

         Certain Portfolios also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

         ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a
Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

         OPTIONS ON SECURITIES. The respective Portfolios may write (sell),to a limited extent, only covered call and put options on a security then held in its portfolio ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio owns or which the Portfolio wishes to acquire the securities at the exercise price.

         A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

         Securities against which options are written will be segregated on the books of the custodian for the Portfolio. If the Portfolio does not own the security on which the option is written, the Portfolio will "cover" its obligation by placing high grade liquid debt securities in a segregated account at the Portfolio's custodian.

         A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Portfolio Advisor will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Board of Trustees.

         OPTIONS ON SECURITIES INDICES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Portfolio Advisor believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor and the respective Portfolio Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Portfolio Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         When a Portfolio writes a put or call option on a securities index it will cover the position by placing high grade liquid debt instruments in a segregated asset account with the Portfolio's custodian.

         FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities,a Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Portfolios from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

         A forward currency contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Portfolio Advisor's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolio Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Portfolio's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

         The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward currency contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

RATING SERVICES

         The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Portfolio Advisors also make their own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but a Portfolio Advisor will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Trust's Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The following investment restrictions are "fundamental policies" of each Portfolio and may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

         As a matter of fundamental policy, no Portfolio may:

         (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

         (2) underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

         (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies each Portfolio (or the Trust, on behalf of each Portfolio) will not as a matter of "operating policy" (changeable by the Board of Trustees without a shareholder vote):

         (i) borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (v)      invest for the purpose of exercising control or management;

         (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company;

         (vii) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio to be liquid);

         (viii) invest more than 15% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

         (ix) invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

         (x) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (xi) purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (xii) invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

         (xiii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

         (xiv) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets;

         (xv) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

         (xvi) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Portfolio Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Portfolio Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Portfolio Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Portfolio Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Portfolio Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Portfolio Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Portfolio Advisors may consider sales of shares of the Trust and of other investment company clients of the Advisor or the Portfolio Advisor as a factor in the selection of broker-dealers to execute portfolio transactions. The Portfolio Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Higher commissions may be paid to firms that provide research services to the extent permitted by law. A Portfolio Advisor may use this research information in managing a Portfolio's assets, as well as the assets of other clients.

         For the period November 21, 1994 (commencement of operations) to December 31, 1994, the aggregate commissions paid by each Portfolio is as follows:

                                   Inter-
               Emerging            national                           Income              Standby
               Growth              Equity         Balanced            Opportunity         Income
               Portfolio           Portfolio      Portfolio           Portfolio           Portfolio

Aggregate      $2,204              $15,378        $2,043              $0                  $0
Commissions

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the corresponding Portfolio Advisor, it is the opinion of the management of the Portfolios that such information is only supplementary to the Portfolio Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Portfolio Advisor's staff. Such information may be useful to the Portfolio Advisor in providing services to clients other than the Portfolios, and not all such information is used by the Portfolio Advisor in connection with the Portfolios. Conversely, such information provided to the Portfolio Advisor by brokers and dealers through whom other clients of the Portfolio Advisor effect securities transactions may be useful to the Portfolio Advisor in providing services to the Portfolios.

         In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the respective Portfolio Advisor's other clients. Investment decisions for a Portfolio and for the Portfolio Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio in concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                            PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

         From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

         YIELD: Yields for a Portfolio used in advertising are computed by dividing the Portfolio's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Portfolio's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

         Income calculated for the purposes of calculating a Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Portfolio may differ from the rate of distributions of the Portfolio paid over the same period or the rate of income reported in the Portfolio's financial statements. For the 30-day period ended December 31, 1994, each Portfolios SEC yield was as follows:


               Income              Standby
               Opportunity         Income
               Portfolio           Portfolio

Yield          5.18%               5.15%

         TOTAL RETURN: A Portfolio's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Portfolio may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

         The aggregate total return (not annualized) for each of the Portfolios for the period November 21, 1994 (commencement of operations) to December 31, 1994 is set forth below:

                                   Inter-
               Emerging            national                           Income              Standby
               Growth              Equity         Balanced            Opportunity         Income
               Portfolio           Portfolio      Portfolio           Portfolio           Portfolio

Total Return   1.00%              (4.90)%         1.70%               (5.80)%             0.30%

         PERFORMANCE RESULTS: Any total return quotation provided for a Portfolio should not be considered as representative of the performance of the Portfolio in the future since the net asset value and public offering price of shares of the Portfolio will vary based not only on the type, quality and maturities of the securities held in the Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Portfolio to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                      COMPARISON OF PORTFOLIO PERFORMANCE

         Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Portfolio's performance made by independent sources may also be used in advertisements concerning the Portfolio. Sources for a Portfolio's performance information could include ASIAN WALL STREET JOURNAL, BARRON'S, BUSINESS WEEK, CHANGING TIMES, THE KIPLINGER MAGAZINE, CONSUMER DIGEST, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL PORTFOLIO PERFORMANCE ANALYSIS, MONEY, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS,

U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, WEISENBERGER INVESTMENT COMPANIES SERVICES and WORKING WOMEN.

                  VALUATION OF SECURITIES; REDEMPTION IN KIND

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Portfolio Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

         Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Portfolio's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio are obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

         Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the NYSE is open for business. As of 4:00 p.m., New York time, on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following day the NYSE is open for trading.

                            MANAGEMENT OF THE TRUST

         The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated, the address of each Trustee and officer is 318 Broadway, Cincinnati, Ohio 45202.

                             TRUSTEES OF THE TRUST

         *EDWARD G. HARNESS, JR. -- Trustee and President; Director, President and Chief Executive Officer, Touchstone (since December, 1993); Director, Chief Executive Officer, Touchstone Securities (since October, 1991); President, IFS Financial Services, Inc. (since November, 1990); President, Landmark Financial Corporation (prior to July, 1990).

         *WILLIAM J. WILLIAMS -- Trustee; Chief Executive Officer, The Western and Southern Life Insurance Company (since March, 1994); Chairman of the Board of Directors, The Western and Southern Life Insurance Company (since 1984).

         JOSEPH S. STERN, JR., -- Trustee; Retired Professor Emeritus, College of Business, University of Cincinnati.

         PHILLIP R. COX -- Trustee; President and Chief Executive Officer, Cox Financial Corp. (prior to 1989); Director, Federal Reserve Bank of Cleveland (since January, 1994); Director, Cincinnati Bell, Inc. (since March, 1993); Director, PNC Bank (since October, 1992); Director, CG & E (since May, 1994).

         ROBERT E. STAUTBERG -- Trustee; Director, Scripps Howard Broadcasting Co. (since May, 1989); Retired Partner, KPMG Peat Marwick (prior to 1989); Trustee, Good Samaritan Hospital (since January, 1988); Trustee and Director of other not for profit organizations.

         DAVID POLLAK -- Trustee; Retired; President, Ultimate Distributing Company (prior to 1994); Vice Chairman and Director, Continental Steel (prior to
1986); Director Emeritus, Fifth-Third Bank; Trustee Emeritus, Cornell University; Trustee and officer of other not for profit organizations.

                             OFFICERS OF THE TRUST

         Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.

         JILL T. MCGRUDER -- Vice President; Director, Vice President and Chief Operations Officer, Touchstone (since December, 1993); President and Chief
Operations Officer, Touchstone Securities (since October, 1991); Officer, Nationwide Life Insurance Company (prior to 1991).

         EDWARD S. HEENAN -- Treasurer; Vice President and Controller, Touchstone (since December, 1993); Director, Controller, Touchstone Securities (since October, 1991); Vice President and Comptroller, The Western and Southern Life Insurance Company (since 1987).

         THOMAS M. LENZ --  Secretary;  Vice  President  and  Associate  General
Counsel, Signature Financial Group, Inc. ("SFG") (since November, 1989); Attorney, Ropes & Gray (prior to November, 1989). His address is 6 St. James Avenue, Boston, Massachusetts 02116.

         DAVID G. DANIELSON -- Assistant Treasurer; Assistant Manager, SFG (since May, 1991); Graduate Student, Northeastern University (from April, 1990 to March, 1991); Tax Accountant and Systems Analyst, Putnam Companies (prior to March, 1990). His address is 6 St. James Avenue, Boston, Massachusetts 02116.

         JAMES S. LELKO, JR. -- Assistant Treasurer; Assistant Manager, SFG (since January 1993); Senior Tax Compliance Accountant, Putnam Investments
(prior to December 1992). His address is 6 St. James Avenue, Boston, Massachusetts 02116.

         DANIEL E. SHEA -- Assistant Treasurer; Assistant Manager, SFG (since November 1993); Supervisor and Senior Technical Advisor, Putnam Investments (prior to November 1993). His address is 6 St. James Avenue, Boston, Massachusetts 02116.

         LINDA T. GIBSON -- Assistant Secretary; Legal Counsel and Assistant Secretary, SFG (since May, 1992); student, Boston University School of Law
(September, 1989 to May, 1992); Product Manager, SFG (January, 1989 to September, 1989). Her address is 6 St. James Avenue, Boston, Massachusetts 02116.

         MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary, SFG (since December, 1988). Her address is 6 St. James Avenue, Boston, Massachusetts 02116.

         ANDRES E. SALDANA -- Assistant Secretary; Legal Counsel, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992); law student, Yale Law School (September, 1987 to May, 1990). His address is 6 St. James Avenue, Boston, Massachusetts 02116.

         Messrs. Danielson, Lelko, Lenz, Saldana and Shea and Mss. Gibson and Mugler also hold similar positions for affiliates of SFG and for other investment companies for which SFG or an affiliate serves as administrator or principal underwriter.

         No director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, Select Advisors Portfolios, Select Advisors Trust A and Select Advisors Trust C (the "Fund Complex") pay, in the aggregate, each Trustee who is not a director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates an annual fee of $5,000, respectively, per annum plus $1,000, respectively, per meeting attended and reimburses them for travel and out-of-pocket expenses. For the period November 21, 1994 (commencement of operations) to December 31, 1994 the Portfolio incurred $1,164 in aggregate Trustee fees and expenses. The following table reflects fees paid for the same period.

                           TRUSTEE COMPENSATION TABLE

                                            PENSION OR
                                            RETIREMENT
                           AGGREGATE        BENEFITS ACCRUED      ESTIMATED ANNUAL      TOTAL COMPENSATION
NAME OF PERSON,            COMPENSATION     AS PART OF TRUST      BENEFITS UPON         FROM FUND COMPLEX
POSITION                   FROM TRUST       EXPENSES              RETIREMENT            PAID TO TRUSTEES

Edward G. Harness, Jr.,    none             none                  none                  none
Trustee of Trust

William J. Williams,       none             none                  none                  none
Trustee of Trust

Joseph S. Stern, Jr.,      $388             none                  none                  $2,250
Trustee of Trust

Phillip R. Cox,            $388             none                  none                  $2,250
Trustee of Trust

Robert E. Stautberg,       $388             none                  none                  $2,250
Trustee of Trust

David Pollak,*             none             none                  none                  none
Trustee of Trust
-------------------

* Mr. Pollak was elected to the Board of Trustees on March 30, 1995 and, therefore, was not compensated as a Trustee during the period ended December 31, 1994.

         As of March 1, 1995, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of any Portfolio or the Trust (all series taken together).

           ADVISOR, PORTFOLIO ADVISORS, ADMINISTRATOR AND DISTRIBUTOR

                                    ADVISOR

         Touchstone Advisors provides service to each Portfolio pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Portfolio Advisor, reviewing and evaluating the performance of each Portfolio Advisor and determining whether or not any Portfolio Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trustees and by a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement is terminable, with respect to a Portfolio without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by, in the case of a Portfolio, majority vote of the Portfolio's shareholders or by a vote of a majority of the Board of Trustees or by the Advisor, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolios, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Trust's Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreements.

         For the period November 21, 1994 (commencement of operations) to December 31, 1994, each Portfolio incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.

                                   Inter-
               Emerging            national                           Income              Standby
               Growth              Equity         Balanced            Opportunity         Income
               Portfolio           Portfolio      Portfolio           Portfolio           Portfolio

Rate           0.80%               0.95%          0.70%               0.65%               0.25%

Amount         $1,753              $5,033         $1,519              $1,401              $1,368

        For the period November 21, 1994 (commencement of operations) to December 31, 1994, the Advisor waived its entire Investment Advisory fee.

                               PORTFOLIO ADVISORS

         The Advisor has, in turn, entered into a portfolio advisory agreement (each, a "Portfolio Agreement") with each Portfolio Advisor selected by the Advisor for a Portfolio. Under the direction of the Advisor and, ultimately, of the Board of Trustees, each Portfolio Advisor is responsible for making all of the day-to-day investment decisions for the respective Portfolio (or portion of a Portfolio).

         Each Portfolio Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Portfolio Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

                                 ADMINISTRATOR

         Pursuant to an administrative services and fund accounting agreement (the "Administrative Services Agreement"), Signature provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and
arranging for the maintenance of books and records of the Trust. The Administrator provides persons satisfactory to the Board of Trustees to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of the Administrator or its affiliates.

         Each Administrative Services Agreement provides that Signature shall receive from each Portfolio administrative and fund accounting fees equal, in the aggregate, on an annual basis to the following:

                  0.16% of the average daily net assets of all Select Advisory Portfolios (as defined below) up to $100 million;
                  0.14% of the average daily net assets of all Select Advisory Portfolios from $100 million to $200 million;
                  0.10% of the average daily net assets of all Select Advisory Portfolios from $200 million to $500 million;
                  0.06% of the average daily net assets of all Select Advisory Portfolios from $500 million to $1 billion; and
                  0.05% of the average daily net assets of all Select Advisory Portfolios greater than $1 billion.

         (As used above, the term "Select Advisory Portfolios" includes all registered investment companies (or series thereof) the securities issued by which are not registered under the Securities Act of 1933, as amended (the "1933 Act") and which invest in a portfolio of securities, as opposed to investing all or most of their Assets in another registered investment company, with which the Advisor has an investment advisory agreement and with which Signature has an administrative services and fund accounting agreement.)

         In  addition,   each   Portfolio   is  subject  to  a  minimum   annual
administrative services and fund accounting fee of $25,000.

         For the period November 21, 1994 (commencement of operations) to December 31, 1994, each Portfolio incurred $2,740 in administrative and fund accounting fees.

         The Administrative Services Agreement provides that Signature may render administrative services to others. Each Administrative Services Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

         The Administrative Services Agreement terminates automatically if it is assigned and may be terminated, with respect to a Portfolio, without penalty by majority vote of the shareholders of the Portfolio or by either party on not more than 60 days' nor less than 30 days' written notice.

         Signature is a wholly-owned subsidiary of SFG, a Delaware corporation.

                          CUSTODIAN AND TRANSFER AGENT

         Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts 02111, serves as custodian for the and for each Portfolio pursuant to a custody agreement. As custodian, it holds each Portfolio's assets.

         IBT also serves as transfer agent of the Trust pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, IBT maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. IBT may be reimbursed by the Trust for its out-of-pocket expenses.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS

         Frost & Jacobs, 2500 PNC Center, 201 East 5th Street, Cincinnati, Ohio 45202, serves as counsel to the Trust and each Portfolio. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, acts as independe nt accountants of the Trust and each Portfolio.

                           ORGANIZATION OF THE TRUST

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                                    TAXATION

         The Trust intends to qualify annually and to elect each Portfolio to be treated as a regulated investment company under the Code.

         To qualify as a regulated investment company, each Portfolio must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities;

(ii) options, futures, and forward contracts (other than those on foreign currencies); and (iii) foreign currencies (including options, futures, and forward currency contracts on such currencies) not directly related to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than three months (the 30% Limitation"); (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

         As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Portfolio must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

         FOREIGN SECURITIES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Portfolio's assets to be invested in various countries will vary.

         If a Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the investing entities' shareholders and such investing entities' shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such investor will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

         The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                                 DISTRIBUTIONS

         Dividends paid out of the Portfolio's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Portfolio's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Portfolio on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

                           FOREIGN WITHHOLDING TAXES

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               BACKUP WITHHOLDING

         A Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                                 OTHER TAXATION

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Portfolio is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

                         TAXATION OF VARIABLE CONTRACTS

         For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

         Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

         Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

                              FINANCIAL STATEMENTS

                  The following financial statements for the Trust at and for the period indicated are attached hereto:

SELECT ADVISORS VARIABLE INSURANCE TRUST

         Schedule of Investments, December 31, 1994
         Statement of Assets and Liabilities, December 31, 1994
         Statement of Operations, for the period November 21, 1994 (commencement of operations) to December 31, 1994
         Statement of Changes in Net Assets,  for the period  November  21, 1994
           (commencement of operations) to December 31, 1994
         Financial Highlights, for the period November 21, 1994 (commencement of operations) to December 31, 1994
         Notes to Financial Statements
         Report of Independent Accountants

EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1994

                                                VALUE
  SHARES                                      (NOTE 1)
-----------                                  -----------
COMMON STOCKS (44.4%)
           ADVERTISING SERVICES (2.1%)
      400  Omnicom Group, Inc.............  $  20,700
      500  True North Communications,
             Inc..........................     21,500
                                            ---------
                                               42,200
                                            ---------
           BANKING EQUITY (1.1%)
      700  FirsTier Financial, Inc........     21,875
                                            ---------
           COMPUTER EQUIPMENT & DATA
           PROCESSING (3.4%)
    1,500  Scitex Corp., Ltd..............     24,937
      800  Seagate Technology *...........     18,400
      900  Wallace Computer Services,
             Inc..........................     26,100
                                            ---------
                                               69,437
                                            ---------
           CONSUMER PRODUCTS (3.2%)
    1,100  Armor All Products Corp........     22,275
      600  First Brands Corp..............     21,000
    1,500  Southdown, Inc.*...............     21,750
                                            ---------
                                               65,025
                                            ---------
           CRUDE PETROLEUM & NATURAL GAS
           (2.3%)
    1,500  Cabot Oil & Gas Corp.--Class
             A............................     21,750
    3,800  Nabors Inds., Inc.*............     24,700
                                            ---------
                                               46,450
                                            ---------
           ELECTRIC & GAS (1.0%)
      700  Equitable Resources, Inc.......     18,988
                                            ---------
           ELECTRICAL EQUIPMENT (1.1%)
      900  National Service Industries....     23,062
                                            ---------
           ENTERTAINMENT (1.0%)
      600  Kingworld Productions, Inc.*...     20,700
                                            ---------
           GENERAL BUILDING CONTRACTORS
           (4.0%)
    1,000  CBI Industries, Inc............     25,625
    1,200  Centex Corp....................     27,300
      900  Trinity Industries, Inc........     28,350
                                            ---------
                                               81,275
                                            ---------
           INDUSTRIAL (3.4%)
      700  Carlisle Cos., Inc.............  $  25,288
      500  Sundstrand Corp................     22,750
    1,000  Trimas Corp....................     20,000
                                            ---------
                                               68,038
                                            ---------
           INSURANCE (2.3%)
      700  Gallagher Arthur J. & Co.......     22,400
      600  Hartford Steam Boiler..........     23,925
                                            ---------
                                               46,325
                                            ---------
           MANUFACTURING (1.1%)
    1,000  Sonoco Products Co.............     21,500
                                            ---------
           METALS & MINING (2.5%)
    1,000  Kennametal, Inc................     24,500
    1,000  Miller Herman..................     26,000
                                            ---------
                                               50,500
                                            ---------
           MOTOR VEHICLES & EQUIPMENT
           (2.6%)
    1,000  Arvin Industries, Inc..........     23,250
    1,200  Standard Products Co...........     28,800
                                            ---------
                                               52,050
                                            ---------
           NEWSPAPERS (1.5%)
      900  Lee Enterprises, Inc...........     31,050
                                            ---------
           RETAIL (6.8%)
      900  Alberto Culver Co.--Class A....     22,050
    1,400  Fingerhut Companies, Inc.......     21,700
      800  LA-Z-Boy Chair Co..............     25,500
    2,200  Stride Rite Corp...............     24,475
    1,100  Vons Co., Inc.*................     19,800
    1,300  Waban, Inc.*...................     23,075
                                            ---------
                                              136,600
                                            ---------
           RUBBER & PLASTIC PRODUCTS
           (1.2%)
    1,000  Hanna (M.A.) Co................     23,750
                                            ---------

    The accompanying notes are an integral part of the financial statements.

EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--CONTINUED
DECEMBER 31, 1994

                                              VALUE
  SHARES                                     (NOTE 1)
-----------                                -----------
COMMON STOCKS--CONTINUED
           SERVICES (1.2%)
    1,600  CCH Co., Inc.--Class B.........  $  24,800
                                            ---------
           SURGICAL SUPPLIES (1.2%)
      900  West Co., Inc..................     24,750
                                            ---------
           WATER TRANSPORTATION (1.4%)
    1,200  Overseas Shipholding Group,
             Inc..........................     27,600
                                            ---------
TOTAL COMMON STOCKS (COST $884,429).......    895,975
                                            ---------
                                            ---------
PRINCIPAL
---------
SHORT-TERM INVESTMENTS (55.5%)
$  117,023 Eurodollar Time Deposit, Harris
             Trust & Savings Bank 5.29%,
             01/03/95..........................      117,023
                                                 -----------

MATURITY
 AMOUNT
----------
SHORT-TERM INVESTMENTS--CONTINUED
$1,005,830 Salomon Brothers, Inc. investments
             in a repurchase agreement at 5%
             dated 12/30/94 due 01/03/95
             (collateralized by $1,033,268 U.S.
             Treasury Notes 6.5% due
             09/30/96--05/15/97 valued at
             $1,027,019).......................  $ 1,005,272
                                                 -----------

TOTAL SHORT-TERM INVESTMENTS                       1,122,295
(COST $1,122,295)..............................  -----------
TOTAL INVESTMENTS AT VALUE (99.9%)
(COST $2,006,724)(A)...........................    2,018,270
                                                 ------------
CASH AND OTHER ASSETS
NET OF LIABILITIES (0.1%)......................        1,234
                                                 -----------
NET ASSETS (100.0%)............................   $2,019,504
--------------------------                       -----------
                                                 -----------
 * Non Income Producing Security.
(a) The aggregate cost for federal income tax purposes is
    $2,006,724, the aggregate gross unrealized appreciation
    is $26,817, and the aggregate gross unrealized
    depreciation is $15,271, resulting in net unrealized
    appreciation of $11,546.



    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1994

                                               VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
COMMON STOCKS (93.2%)
           ARGENTINA (1.4%)
      700  Buenos Aires Embotelladora S.A.
             ADR (Beverages)...............  $  22,575
    1,000  Quilmes Industries S.A. ADR
             (Beverages)...................     23,000
      400  Telefonica De Argentina S.A. ADR
             (Telephone Communication).....     21,200
                                             ---------
                                                66,775
                                             ---------
           AUSTRALIA (1.0%)
    1,500  News Corp. Ltd. ADR
             (Publishing)..................     23,438
    4,500  Western Mining Corp. Holdings,
             Ltd. (Smelting & Refining)....     26,025
                                             ---------
                                                49,463
                                             ---------
           BRAZIL (4.4%)
    1,800  Brazil Fund, Inc. (Investment
             Company)......................     59,400
    2,400  Companhia Energetica De Minas
             Gerais ADR (Electric
             Distributor)..................     56,729
    2,100  Telecomunicacoes Brasileiras
             S.A. ADR
             (Telecommunications)..........     93,968
                                             ---------
                                               210,097
                                             ---------
           CANADA (0.8%)
    1,000  Magna International, Inc.--Class
             A (Plastics & Metals).........     38,375
                                             ---------
           CHILE (2.4%)
      800  Empresa Nacional de Electridad
             S.A. ADR (Electric & Gas).....     20,600
    1,200  Compania de Telefonos De Chile
             S.A. ADR (Telephone
             Communications)...............     94,500
                                             ---------
                                               115,100
                                             ---------
           DENMARK (1.0%)
    1,900  Tele Danmark A/S ADR (Telephone
             Communications)...............     48,450
                                             ---------
           FINLAND (1.6%)
    1,000  Nokia Corp. ADR
             (Telecommunications)..........     75,000
                                             ---------
           FRANCE (5.6%)
      190  Carrefour Super Marche (Grocery
             Stores).......................  $  78,689
      485  Lafarge Coppee S.A. (Building
             Supplies).....................     34,507
       40  Le Grand (Electronics)..........     48,530
      915  Michelin B (Rubber & Plastic
             Products)*....................     33,287
      530  Pechiney Co. (Smelting &
             Refinery).....................     35,724
      265  Peugeot Citroen SA (Motor
             Vehicles & Equipment)*........     36,319
                                             ---------
                                               267,056
                                             ---------
           GERMANY (5.6%)
    1,300  Daimler Benz AG ADR (Motor
             Vehicles & Equipment).........     64,025
       85  Deutsche Bank AG (Banking)*.....     39,494
      180  Hoechst AG (Chemical
             Products).....................     39,146
      185  Veba Vereigte Elektrizitaets &
             Bergwerks AG (Electric &
             Gas)..........................     64,468
      224  Volkswagen AG (Motor Vehicles &
             Equipment)....................     61,580
                                             ---------
                                               268,713
                                             ---------
           GREAT BRITAIN (10.4%)
    5,660  British Airport Authority PLC
             (Transportation)..............     41,891
    3,140  De La Rue PLC (Publishing)......     46,431
    6,180  Guinness PLC (Beverages)........     43,516
   19,650  House of Fraser PLC (Building
             Supplies).....................     53,501
    1,800  Reuters Holdings PLC ADR
             (Communication)...............     78,975
   16,950  Standard Chartered PLC
             (Banking)*....................     74,527
    2,500  VodaFone Group PLC ADR
             (Telecommunications)..........     84,062
   43,600  WPP Group PLC ORD (Publishing)..     74,704
                                             ---------
                                               497,607
                                             ---------
           HONG KONG (1.9%)
    4,000  Cheung Kong Holdings, Ltd. (Real
             Estate Operations)............     16,284

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS--CONTINUED
DECEMBER 31, 1994

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------

COMMON STOCKS--CONTINUED
           HONG KONG--CONTINUED
    6,000  Henderson Land Development, Ltd.
             (Real Estate Development).....  $  28,614
   11,000  New World Development (Financial
             Services & Property)..........     29,357
    3,000  Sun Hung Kai Properties, Ltd.
             (Real Estate Operations)......     17,913
                                             ---------
                                                92,168
                                             ---------
           INDIA (2.0%)
    8,400  Morgan Stanley India Investment
             (Investment Co.)..............     94,500
                                             ---------
           INDONESIA (1.3%)
   10,000  Bank International Indonesia
             (For. Reg.) (Banking).........     31,847
   25,500  Pt Japfa Comfeed Indonesia
             (Variety Stores)..............     29,873
                                             ---------
                                                61,720
                                             ---------
           ISRAEL (1.2%)
    1,500  ECI Telecommunications, Ltd.
             (Telecommunications)..........     20,438
    2,400  Geotek Communications, Inc.
             (Telecommunications)..........     20,400
      750  Teva Pharmaceutical Inds. Ltd.
             ADR (Pharmaceuticals).........     18,094
                                             ---------
                                                58,932
                                             ---------
           ITALY (1.8%)
   13,100  STET (Telecommunications).......     38,439
   18,200  Telcom Italia SPA
             (Telecommunications)..........     47,198
                                             ---------
                                                85,637
                                             ---------
           JAPAN (29.7%)
   13,000  Aoki Corp. (Construction).......     56,761
    6,000  Asahi Denka Kogyo (Chemicals)...     49,503
    4,000  Chubu Electric Power, Inc.
             (Electric Utilities)..........     97,561
    7,000  Daikyo, Inc. (Real Estate
             Development)..................     55,154
           JAPAN --CONTINUED
    4,000  Fuji Photo Film, Ltd.
             (Photographic Equipment &
             Supplies).....................  $  92,743
    4,000  Fujita Corp. (Engineering)......     21,238
    5,000  Gunze, Ltd. (Textiles)..........     32,872
   10,000  Hitachi, Ltd. (Electronics).....     99,267
   15,000  Hokkaido Bank (Banking).........     57,965
    1,000  Industrial Bank of Japan
             (Banking).....................     29,610
   14,000  Konica Corporation (Photographic
             Equipment & Supplies).........    118,036
    5,000  Kureha Chemical Industry
             (Chemicals)...................     27,100
    6,000  Matsushita Elec. Ind. (Durable
             Goods)........................     98,765
   12,000  Orient Corporation (Financial
             Services).....................     71,545
    8,000  Ricoh Corp., Ltd. (Data
             Processing)...................     79,494
    7,000  Sakura Bank, Ltd. (Banking).....     94,149
    4,000  Seino Transportation Co., Ltd.
             (Transportation)..............     73,070
    5,000  Shiseido, Ltd.
             (Pharmaceuticals).............     59,219
    4,000  Takeda Chemicals Industries,
             Ltd. (Chemicals)..............     48,580
    3,000  Tohoku Electric Power, Inc.
             (Electric Utilities)..........     76,182
    9,000  Yasuda Trust and Banking, Ltd.
             (Banking).....................     71,725
                                             ---------
                                             1,410,539
                                             ---------
           KOREA (1.6%)
    3,300  Korea Fund, Inc. (Investment
             Co.)..........................     75,075
                                             ---------
           MALAYSIA (2.5%)
    5,000  Genting Berhad (Amusement &
             Recreation)...................     42,883
    7,000  Malayan Banking Berhad
             (Banking).....................     42,216
   11,000  Technology Resources, Inc.
             (Telecommunications)..........     35,109
                                             ---------
                                               120,208
                                             ---------
           MEXICO (5.7%)
    8,000  Cementos de Mexicanos--Class B
             S.A. (Cement).................     41,890

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS--CONTINUED
DECEMBER 31, 1994

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------

COMMON STOCKS--CONTINUED
           MEXICO--CONTINUED
   20,000  Cifra -- Class C S.A. (Consumer
             Goods)........................  $  38,190
    1,600  Empresas ICA Sociedad Control
             ADR (Heavy Construction)......     24,800
   10,000  Fomento Economico Mexicano --
             Series B S.A. (Beverages).....     25,608
    6,000  Grupo Financiero Banamex --
             Series C S.A. (Banking).......     17,729
   15,000  Grupo Sidek, Accive -- Series B,
             S.A. (Holding Company)........     39,197
    1,000  Grupo Televisa -- Class B S.A.
             GDS (Television)..............     31,750
    1,200  Telefonos De Mexico S.A. ADR
             (Telephone Communications)....     49,200
                                             ---------
                                               268,364
                                             ---------
           NETHERLANDS (1.0%)
    1,640  Philips Gloeilampen Gem Bezit
             (Durable Goods)...............     48,560
                                             ---------
           SINGAPORE (1.2%)
    3,000  Sembawang Corp. Ltd. (Ship
             Building & Repairing).........     22,436
    3,000  United Overseas Bank, Ltd.
             (Banking).....................     31,698
                                             ---------
                                                54,134
                                             ---------
           SPAIN (1.1%)
      600  Empresa Nacional de Electricidad
             S.A. ADR (Electric
             Utilities)....................     24,300
      800  Repsol S.A. ADR (Petroleum &
             Natural Gas)..................     21,800
                                             ---------
                                                46,100
                                             ---------
           SWEDEN (2.2%)
    1,300  Ericsson L.M. ADR (Telephone
             Communication)................     71,663
    2,125  Pharmacia AB B Free (Consumer
             Goods)........................     33,889
                                             ---------
                                               105,552
                                             ---------
           SWITZERLAND (1.0%)
       58  Brown Boveri & Cie -- Series A
             (Electronics).................  $  49,922
                                             ---------
           THAILAND (4.8%)
   20,000  Krung Thai Bank, Ltd.
             (Banking).....................     66,122
    5,500  Phatra Thanakit Co. (Financial
             Services).....................     42,501
    8,900  Thai Farmers Bank (Banking).....     72,321
   11,000  Thai Military Bank, Ltd.
             (Banking).....................     46,445
                                             ---------
                                               227,389
                                             ---------
TOTAL COMMON STOCKS (COST $4,675,301)......  4,435,436
                                             ---------

MATURITY
 AMOUNT
---------
SHORT-TERM INVESTMENTS (6.8%)
$323,544     Cantor Fitzgerald investments in a
             master trust repurchase agreement
             at 5.50% dated 12/30/94 due
             01/03/95 (collateralized by
             $336,104 U.S. Treasury Notes 5.50%
             due 04/30/96 valued at $330,573)
             (Cost $323,339)...................     323,339
                                                  -----------

TOTAL INVESTMENTS AT VALUE (100.0%) (COST
$4,498,640)(A).................................    4,758,775
                                                 -----------
CASH AND OTHER ASSETS
NET OF LIABILITIES (0.0%)......................       (1,358)
                                                 -----------

NET ASSETS (100.0%)............................   $4,757,417
--------------------------                       -----------
                                                 -----------

 * Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $4,998,640, the aggregate gross unrealized appreciation is $65,636, and the aggregate gross unrealized depreciation is $305,501, resulting in net unrealized depreciation of $239,865.
  ADR = American Depositary Receipt
  GDS = Global Depositary Shares


    The accompanying notes are an integral part of the financial statements.

  BALANCED PORTFOLIO
  SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1994

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
COMMON STOCKS (59.7%)
           AIRCRAFT & PARTS (2.0%)
      800  General Electric Ltd............  $  40,800
                                             ---------
           AUTOMOTIVE (1.4%)
      600  Chrysler Corp...................     29,400
                                             ---------
           BANKING & FINANCIAL (4.8%)
      600  Banco LatinoAmericano De Exp....     18,750
      800  Citicorp........................     33,100
      300  Federal National Mortgage
             Association...................     21,862
      600  Integra Financial Ltd...........     24,675
                                             ---------
                                                98,387
                                             ---------
           COMMUNICATIONS EQUIPMENT (2.0%)
      700  Motorola, Inc...................     40,512
                                             ---------
           COMPUTER & DATA PROCESSING
           SERVICES (3.1%)
      700  BMC Software, Inc.*.............     39,725
      800  Storage Technology Corp.*.......     23,200
                                             ---------
                                                62,925
                                             ---------
           CONSTRUCTION EQUIPMENT (1.9%)
      700  Caterpillar, Inc................     38,588
                                             ---------
           CONSUMER PRODUCTS (6.5%)
      500  Coca-Cola Co....................     25,750
      600  Johnson & Johnson...............     32,850
    1,200  Mattel, Inc.....................     30,150
      300  Procter & Gamble Co.............     18,600
      800  Singer Company N.V. (The).......     23,900
                                             ---------
                                               131,250
                                             ---------
           CRUDE PETROLEUM & NATURAL GAS
           (2.9%)
      200  Amoco Corp......................     11,825
      700  Louisiana Land & Exploration....     25,462
      800  Unocal Corp.....................     21,800
                                             ---------
                                                59,087
                                             ---------
           DRUGS (1.9%)
      600  Eli Lilly & Co..................  $  39,375
                                             ---------
           ELECTRONICS (3.9%)
    1,000  Cisco Systems, Inc.*............     35,000
      700  Intel Corp......................     44,538
                                             ---------
                                                79,538
                                             ---------
           FINANCIAL/BUSINESS SERVICES
           (1.6%)
      900  Value Health, Inc.*.............     33,525
                                             ---------
           FOREST PRODUCTS (1.3%)
      700  Weyerhauser Co..................     26,250
                                             ---------
           GENERAL INDUSTRIAL MACHINERY
           (1.3%)
      600  Thermo Electron Corp.*..........     26,925
                                             ---------
           GOLD AND SILVER ORES (2.1%)
    1,000  American Barrick Resources......     22,250
    1,500  Stillwater Mining Company*......     19,875
                                             ---------
                                                42,125
                                             ---------
           HOTELS & MOTELS (1.7%)
    1,100  Promus Company, Inc.*...........     34,100
                                             ---------
           INDUSTRIAL INORGANIC CHEMICALS
           (1.0%)
      300  Dow Chemical Co.................     20,175
                                             ---------
           INSURANCE (2.8%)
      300  American International Group,
             Inc...........................     29,400
      500  MBIA, Inc.......................     28,062
                                             ---------
                                                57,462
                                             ---------
           LUMBER & BUILDING MATERIAL
           DEALERS (1.1%)
      500  Home Depot, Inc.................     23,000
                                             ---------

    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--CONTINUED
DECEMBER 31, 1994

                                                VALUE
 SHARES                                        (NOTE 1)
---------                                    -----------

COMMON STOCKS--CONTINUED
           MEDICAL & HEALTH SERVICES (4.8%)
      800  Horizon Healthcare Corp.*.......  $  22,400
      800  Nationwide Health Properties,
             Inc...........................     28,600
      300  Oxford Health Plans, Inc.*......     23,775
      500  United Health Care Corp.........     22,563
                                             ---------
                                                97,338
                                             ---------
           METAL CANS & SHIPPING CONTAINERS
           (1.5%)
      800  Crown Cork & Seal, Inc.*........     30,200
                                             ---------
           PAPERBOARD CONTAINERS AND BOXES
           (1.2%)
    1,600  Riverwood International Corp....     25,000
                                             ---------
           PHOTOGRAPHIC EQUIPMENT &
           SUPPLIES (1.2%)
      500  Eastman Kodak Co................     23,875
                                             ---------
           PLASTICS & METALS (1.3%)
      700  Magna International, Inc.--Class
             A.............................     26,863
                                             ---------
           SPECIAL INDUSTRY MACHINERY
           (2.2%)
      700  Ionics, Inc.*...................     43,925
                                             ---------
           STEEL (0.6%)
      600  Allegheny Ludlum Corp...........     11,250
                                             ---------

           TELECOMMUNICATIONS (3.6%)
      300  Ericsson L M Co. ADR............  $  16,538
      600  PT Indonesia Satellite ADR*.....     21,450
      200  Nokia Corp. ADR*................     15,000
      600  VodaFone Group PLC ADR..........     20,175
                                             ---------
                                                73,163
                                             ---------
TOTAL COMMON STOCKS (COST $1,188,042)......  1,215,038
                                             ---------
PRINCIPAL
---------

U.S. GOVERNMENT OBLIGATIONS (38.1%)
$450,000  U.S. Treasury Note 5.75%, 10/31/97..   426,938
 400,000  U.S. Treasury Note 5.75%, 8/15/03...   347,624
                                               -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST $774,562)................................  774,562
                                               -----------
MATURITY
 AMOUNT
------
SHORT-TERM INVESTMENTS (0.9%)
$   18,952   Salomon Brothers, Inc. investments
             in a repurchase agreement at 5%
             dated 12/30/94 due 01/03/95
             (collateralized by $49,448 U.S.
             Treasury Notes 6.5% due
             09/30/96--05/15/97 valued at
             $19,351) (Cost $18,941)...........        18,941
                                                -------------

TOTAL INVESTMENTS AT VALUE (98.7%)
(COST $1,981,545)(A)...........................     2,008,541
                                                -------------
CASH AND OTHER ASSETS
NET OF LIABILITIES (1.3%)......................        25,609
                                                -------------
NET ASSETS (100.0%)............................   $2,034,150
--------------------------                       -----------
                                                 -----------
 * Non-income producing security.
(a) The aggregate cost for federal income tax purposes is
    $1,981,545, the aggregate gross unrealized appreciation
    is $46,335, and the aggregate gross unrealized
    depreciation is $19,339, resulting in net unrealized
    appreciation of $26,996.
  ADR = American Depositary Receipts


    The accompanying notes are an integral part of the financial statements.

INCOME OPPORTUNITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1994

PRINCIPAL                                           VALUE
---------                                        -----------
CORPORATE BONDS (31.4%)
           CHEMICALS & ALLIED
           PRODUCTS (5.0%)
$ 100,000  Stone Container Corp., 9.875%,
             02/01/01......................  $  94,125
                                             ---------
           INDUSTRIAL (10.8%)
  100,000  Gearbulk Holding Ltd., 11.25%,
             12/01/04......................    101,500
  100,000  Rexene Corp., Sr. Notes, 11.75%,
             12/01/04......................    102,000
                                             ---------
                                               203,500
                                             ---------
           NATURAL RESOURCES (5.0%)
  100,000  Bridas Corp., 12.5%, 11/18/99...     94,500
                                             ---------
           STEEL (5.2%)
  100,000  AK Steel Holding Corp. 10.75%,
             04/01/04......................     99,000
                                             ---------
           TELECOMMUNICATIONS (5.4%)
  100,000  Mobile Telecommunications
             Technologies, Corp. 13.50%,
             12/15/02......................    101,250
                                             ---------
TOTAL CORPORATE BONDS (COST $589,165)......    592,375
                                             ---------
FOREIGN GOVERNMENT OBLIGATIONS (55.6%)
  250,000  Republic of Argentina Series L,
             7.125%, 03/31/23..............    152,500
  178,500  Brazil C Bond 4%, 04/15/14......     85,680
  200,000  Bulgaria 6.0625%, 07/28/11......     84,000
  250,000  Kingdom of Jordan 4%,
             12/23/23......................    106,250
  250,000  Central Bank of Nigeria 5.50%,
             11/15/20......................     97,500
  100,000  Republic of Panama 7.125%,
             05/10/02......................     78,750
  150,000  Philippine Pars 5.75%,
             12/01/17......................     92,625


FOREIGN GOVERNMENT OBLIGATIONS--CONTINUED

$ 200,000  Poland Past Due Interest, 3.25%,
             10/27/14......................  $  89,000
  100,000  Republic of South Africa 9.625%,
             12/15/99......................     97,200
  300,000  United Mexican States 6.25%,
             12/31/19......................    163,125
                                             ---------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(COST $981,921)............................  1,046,630
                                             ---------
  UNITS
---------
WARRANTS (0.0%)
  250,000  Nigeria Warrants 5.50%,
             11/15/20*.....................     --
  300,000  United Mexican States Warrants
             0%, 06/30/03*.................     --
MATURITY
 AMOUNT
---------
SHORT-TERM INVESTMENTS (26.1%)
$ 491,815  Prudential Bache Securities,
             Inc. investments in a
             repurchase agreement at 5.65%
             dated 12/30/94 due 01/03/95
             (collateralized by $2,099,008
             Federal National Mortgage
             Bonds 1.935% through 10.5% due
             12/01/00--01/15/24 valued at
             $501,340) (Cost $491,506).....    491,506
                                             ---------
TOTAL INVESTMENTS AT VALUE (113.1%)
(COST $2,062,592)(A).......................  2,130,511
                                             ---------
CASH AND OTHER ASSETS
NET OF LIABILITIES (-13.1%)................   (247,134)
                                             ---------
NET ASSETS (100.0%)........................  $1,883,377
                                             ---------
                                             ---------
--------------------------
 * Non-income producing security.
(a) The aggregate cost for federal income tax purposes
    is $2,062,592, the aggregate gross unrealized
    appreciation is $14,960, and the aggregate gross
    unrealized depreciation is $82,879, resulting in
    net unrealized depreciation of $67,919.


    The accompanying notes are an integral part of the financial statements.

STANDBY INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1994

PRINCIPAL                                       VALUE
---------                                    -----------
COMMERCIAL PAPER (54.5%)
$ 250,000  Boston Edison Co. 6.20%,
             01/06/95......................  $ 249,268
  250,000  Caterpillar Financial Services
             6%, 01/27/95..................    248,857
  250,000  Conagra, Inc. 6.05%, 01/10/95...    249,060
  250,000  Dominion Resources, Inc. 5.85%,
             01/20/95......................    247,562
  250,000  General Electric Cap. Corp.
             5.80%, 02/06/95...............    248,385
  250,000  General Motors Acceptance Corp.
             6.15%, 03/02/95...............    247,455
  250,000  Hercules, Inc. 5.8%, 01/17/95...    247,785
  250,000  Merrill Lynch & Co. 5.83%,
             02/21/95......................    247,748
  250,000  Nynex Corp. 5.8%, 01/12/95......    247,906
  250,000  Norfolk South Corp. 5.82%,
             02/16/95......................    247,862
  250,000  Wisconsin Pwr & Light Co. 5.77%,
             02/01/95......................    248,632
                                             ---------
TOTAL COMMERCIAL PAPER
(COST $2,722,975)..........................  2,730,520
                                             ---------
CORPORATE BOND (5.0%)(COST $249,125)
  250,000  Texas Utilities 6.0625%,
             05/01/99......................    249,688
                                             ---------
U.S. GOVERNMENT OBLIGATIONS (5.0%) (COST
$253,984)
  250,000  U.S. Treasury Note 8.875%,
             07/15/95......................    252,500
                                             ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (35.4%)

$ 500,000  Federal Home Loan Bank
             02/21/95......................  $ 496,053
  300,000  Federal Home Loan Mortgage Corp.
             04/04/95......................    295,397
  540,000  Federal National Mortgage
             Association 5.97%, 03/08/95...    534,287
  250,000  Federal National Mortgage
             Association 6.15%, 03/24/95...    246,694
  200,000  Student Loan Marketing
             Association 6.095%,
             11/27/96......................    200,654
                                             ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $1,767,087)..........................  1,773,085
                                             ---------
MATURITY
 AMOUNT
---------
SHORT-TERM INVESTMENTS (0.1%)
$   7,234  Cantor Fitzgerald investments in
             a master trust repurchase
             agreement at 5.5% dated
             12/30/94 due 01/03/95
             (collateralized by $7,386 U.S.
             Treasury Notes 5.50% due
             04/30/96 valued at $7,265)
             (Cost $7,234).................      7,234
                                             ---------
TOTAL INVESTMENT AT VALUE (100.0%)
(COST $5,000,405)(A).......................  5,013,027
                                             ---------
CASH AND OTHER ASSETS
NET OF LIABILITIES (0.0%)..................       (243)
                                             ---------
NET ASSETS (100.0%)........................  $5,012,784
                                             ---------
                                             ---------
--------------------------
(a) The aggregate cost for federal income tax purposes
    is $5,000,405, the aggregate gross unrealized
    appreciation is $14,106, and the aggregate gross
    unrealized depreciation is $1,484, resulting in
    net unrealized appreciation of $12,622.

    The accompanying notes are an integral part of the financial statements.

SELECT ADVISORS VARIABLE INSURANCE TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1994
--------------------------------------------------------------------------------

                                                             EMERGING   INTERNATIONAL              INCOME      STANDBY
                                                              GROWTH      EQUITY      BALANCED   OPPORTUNITY    INCOME
                                                             PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                             ---------  -----------  ----------  -----------  ----------
ASSETS:
Investments, at value (Note 1)*                              $1,012,998  $4,435,436  $1,989,600   $1,639,005  $5,005,793
Repurchase agreements, at value (Note 1)                     1,005,272     323,339       18,941     491,506        7,234
Receivables for:
  Investments sold                                              --          --           13,082      --           --
  Dividends                                                      1,262       7,357        1,500      --           --
  Interest                                                       2,371         232       12,988      34,031       29,239
Deferred organization expenses (Note 1)                         23,838      23,838       23,838      23,838       23,838
Expense reimbursement receivable from sponsor (Note 3)          19,996      17,928       16,055      21,683       16,007
                                                             ---------  -----------  ----------  -----------  ----------
    Total assets                                             2,065,737   4,808,130    2,076,004   2,210,063    5,082,111
                                                             ---------  -----------  ----------  -----------  ----------

LIABILITIES:
Payable for investments purchased                               --           2,568       --         279,453       --
Payable for administration and fund accounting fees (Note
 2)                                                              1,781       1,781        1,781       1,781        1,781
Accrued expenses and other liabilities                          20,521      22,433       16,142      21,521       16,755
Distributions payable                                           --          --           --          --           26,860
Organization expenses payable (Note 1)                          23,931      23,931       23,931      23,931       23,931
                                                             ---------  -----------  ----------  -----------  ----------
    Total liabilities                                           46,233      50,713       41,854     326,686       69,327
                                                             ---------  -----------  ----------  -----------  ----------

NET ASSETS:                                                  $2,019,504  $4,757,417  $2,034,150   $1,883,377  $5,012,784
                                                             ---------  -----------  ----------  -----------  ----------
                                                             ---------  -----------  ----------  -----------  ----------

NET ASSETS CONSIST OF:
Paid-in capital                                              1,999,920   4,999,920    1,999,920   1,999,920    4,999,920
Undistributed net investment income                              8,038      --            9,278      24,234       --
Accumulated net realized gain (loss) on investments             --          (2,638)      (2,044)    (72,858)         242
Net unrealized appreciation (depreciation) on investments       11,546    (239,865)      26,996     (67,919)      12,622
                                                             ---------  -----------  ----------  -----------  ----------
Net assets applicable to shares of beneficial interest
 outstanding                                                 $2,019,504  $4,757,417  $2,034,150   $1,883,377  $5,012,784
                                                             ---------  -----------  ----------  -----------  ----------
                                                             ---------  -----------  ----------  -----------  ----------
Shares outstanding                                             199,992     499,992      199,992     199,992      499,992
                                                             ---------  -----------  ----------  -----------  ----------
                                                             ---------  -----------  ----------  -----------  ----------
Net asset value                                              $   10.10   $    9.51   $    10.17   $    9.42   $    10.03
                                                             ---------  -----------  ----------  -----------  ----------
                                                             ---------  -----------  ----------  -----------  ----------
*Cost of investments (including repurchase agreements)       $2,006,724  $4,998,640  $1,981,545   $2,062,592  $5,000,405

    The accompanying notes are an integral part of the financial statements.

SELECT ADVISORS VARIABLE INSURANCE TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 21, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994
--------------------------------------------------------------------------------

                                                                    EMERGING    INTERNATIONAL                INCOME      STANDBY
                                                                     GROWTH        EQUITY      BALANCED    OPPORTUNITY   INCOME
                                                                    PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                                   -----------  ------------  -----------  -----------  ---------
INVESTMENT INCOME (NOTE 1):
  Interest                                                          $   9,296    $   5,334     $   9,671    $  26,067   $  29,602
  Dividends                                                             1,262        7,780#        1,568       --          --
                                                                   -----------  ------------  -----------  -----------  ---------
    TOTAL INVESTMENT INCOME:                                           10,558       13,114        11,239       26,067      29,602
                                                                   -----------  ------------  -----------  -----------  ---------

EXPENSES:
  Investment advisory fee (Note 2)                                      1,753        5,033         1,519        1,401       1,368
  Custody fee                                                             120          120           120          120         120
  Administration and fund accounting fee (Note 2)                       2,740        2,740         2,740        2,740       2,740
  Auditing fees                                                        13,500       14,500         9,000       14,500       8,700
  Legal fees                                                            2,157        2,157         2,157        2,157       2,157
  Printing fee                                                          1,400        1,400         1,400        1,400       1,400
  Trustee fees (Note 2)                                                 1,350        1,350         1,350        1,350       1,350
  Amortization of organization expenses (Note 1)                          534          534           534          534         534
  Miscellaneous                                                           715        1,749           715          715       1,748
                                                                   -----------  ------------  -----------  -----------  ---------
    TOTAL EXPENSES                                                     24,269       29,583        19,535       24,917      20,117
                                                                   -----------  ------------  -----------  -----------  ---------
  Waiver of investment advisory fees (Note 2)                          (1,753)      (5,033)       (1,519)      (1,401)     (1,368)
  Reimbursement from advisor (Note 3)                                 (19,996)     (17,928)      (16,055)     (21,683)    (16,007)
                                                                   -----------  ------------  -----------  -----------  ---------
    NET EXPENSES                                                        2,520        6,622         1,961        1,833       2,742
                                                                   -----------  ------------  -----------  -----------  ---------
NET INVESTMENT INCOME                                                   8,038        6,492         9,278       24,234      26,860
                                                                   -----------  ------------  -----------  -----------  ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                              --           (9,130)+      (2,044)     (72,858)        242
  Net unrealized appreciation (depreciation) on investments            11,546     (239,865)       26,996      (67,919)     12,622
                                                                   -----------  ------------  -----------  -----------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                11,546     (248,995)       24,952     (140,777)     12,864
                                                                   -----------  ------------  -----------  -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $  19,584    $(242,503)    $  34,230    $(116,543)  $  39,724
                                                                   -----------  ------------  -----------  -----------  ---------
                                                                   -----------  ------------  -----------  -----------  ---------

# Net of foreign tax withholding of $1,076.
+ Includes foreign currency transactions loss of $9,130.

    The accompanying notes are an integral part of the financial statements.

SELECT ADVISORS VARIABLE INSURANCE TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD NOVEMBER 21, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994
--------------------------------------------------------------------------------

                                                          EMERGING    INTERNATIONAL                 INCOME       STANDBY
                                                           GROWTH        EQUITY       BALANCED    OPPORTUNITY     INCOME
                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                         -----------  ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income                                  $    8,038   $    6,492    $    9,278    $   24,234   $    26,860
  Net realized gain (loss) on investments and foreign
   currency                                                  --           (9,130)+      (2,044)      (72,858)          242
  Net change in unrealized appreciation (depreciation)
   on investments                                            11,546     (239,865)       26,996       (67,919)       12,622
                                                         -----------  ------------  ------------  -----------  ------------
  Net increase (decrease) in net assets resulting from
   operations                                                19,584     (242,503)       34,230      (116,543)       39,724
                                                         -----------  ------------  ------------  -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                      --            --            --           --           (26,860)
                                                         -----------  ------------  ------------  -----------  ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
  Proceeds from shares of beneficial interest sold        1,999,820    4,999,820     1,999,820     1,999,820     4,999,820
                                                         -----------  ------------  ------------  -----------  ------------
TOTAL INCREASE IN NET ASSETS                              2,019,404    4,757,317     2,034,050     1,883,277     5,012,684

NET ASSETS
  Beginning of period                                           100          100           100           100           100
                                                         -----------  ------------  ------------  -----------  ------------
  End of period                                          $2,019,504   $4,757,417    $2,034,150    $1,883,377   $ 5,012,784
                                                         -----------  ------------  ------------  -----------  ------------
                                                         -----------  ------------  ------------  -----------  ------------

+ Includes foreign currency transactions of $9,130.

    The accompanying notes are an integral part of the financial statements.

SELECT ADVISORS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS
FOR THE PERIOD NOVEMBER 21, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
1994
--------------------------------------------------------------------------------

For a share outstanding throughout the period as follows:

                                                                     EMERGING    INTERNATIONAL                  INCOME
                                                                      GROWTH        EQUITY       BALANCED     OPPORTUNITY
                                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                   ------------  -------------  -----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   10.00     $   10.00     $   10.00     $   10.00
                                                                       ------        ------     -----------      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.04         --             0.05          0.12
  Net realized and unrealized gain (loss) on investments                 0.06         (0.49)         0.12         (0.70)
                                                                       ------        ------     -----------      ------
  Total from investment operations                                       0.10         (0.49)         0.17         (0.58)
                                                                       ------        ------     -----------      ------

LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 --            --            --            --
  Net capital gain                                                      --            --            --            --
                                                                       ------        ------     -----------      ------
  Total dividends and distributions                                      0.00          0.00          0.00          0.00
                                                                       ------        ------     -----------      ------
Net asset value, end of period                                      $   10.10     $    9.51     $   10.17     $    9.42
                                                                       ------        ------     -----------      ------
                                                                       ------        ------     -----------      ------

TOTAL RETURN (NOT ANNUALIZED)                                            1.00%        (4.90)%        1.70%        (5.80)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                          $   2,020     $   4,757     $   2,034     $   1,883

Ratios to average net assets (annualized):
  Expenses                                                               1.15%         1.25%         0.90%         0.85%
  Net investment income (loss)                                           3.67%         1.23%         4.26%        11.24%

Ratios to average net assets without waiver and reimbursement
 (annualized):
  Expenses                                                              11.08%         5.58%         8.97%        11.56%

Portfolio turnover (not annualized)                                         0%            0%            3%           45%

                                                                     STANDBY
                                                                     INCOME
                                                                    PORTFOLIO
                                                                   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                               $   10.00
                                                                   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.05
  Net realized and unrealized gain (loss) on investments                0.03
                                                                   -----------
  Total from investment operations                                      0.08
                                                                   -----------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (0.05)
  Net capital gain                                                     --
                                                                   -----------
  Total dividends and distributions                                    (0.05)
                                                                   -----------
Net asset value, end of period                                     $   10.03
                                                                   -----------
                                                                   -----------
TOTAL RETURN (NOT ANNUALIZED)                                           0.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                         $   5,013
Ratios to average net assets (annualized):
  Expenses                                                              0.50%
  Net investment income (loss)                                          4.90%
Ratios to average net assets without waiver and reimbursement
 (annualized):
  Expenses                                                              3.67%
Portfolio turnover (not annualized)                                       56%

    The accompanying notes are an integral part of the financial statements.

SELECT ADVISORS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

    Select Advisors Variable Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company organized as a Massachusetts business trust on February 7, 1994. The Trust consists of five Portfolios: Emerging Growth
Portfolio, International Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio and Standby Income Portfolio.

    As  of   December  31,   1994,  Western-Southern   Life  Assurance   Company
("Western-Southern") owned 100% of each Portfolio.

    The  following is  a summary of  the significant accounting  policies of the
Portfolios:

    a) INVESTMENT VALUATION. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on foreign exchanges are valued at the last quoted sale price available before the net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

    b) FOREIGN CURRENCY TRANSLATION. The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

    The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

    c) INVESTMENT INCOME. Dividend income is recorded on ex-dividend date except that certain dividends from foreign securities where ex-dividend date has passed are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

SELECT ADVISORS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    d) DIVIDENDS AND DISTRIBUTIONS. Distributions to shareholders for the Emerging Growth Portfolio, International Equity Portfolio, Balanced Portfolio, and Income Opportunity Portfolio are recorded by the Portfolio on the ex-dividend date. It is the policy of the Standby Income Portfolio to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period.

    e) FEDERAL TAXES. Each Portfolio of the Trust is treated as a seperate entity for federal income tax purposes. Each Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary.

    f) FORWARD CURRENCY CONTRACTS. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

    Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Portfolio Trust and the change in the market value is recorded by the Portfolios as unrealized appreciation or depreciation of forward foreign currency contracts.

    g) REPURCHASE AGREEMENTS. The Portfolios may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Portfolio may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Portfolio Trust Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest. The Portfolio, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least equal to the resale price.

    h) ORGANIZATION EXPENSE. As of December 31, 1994, each Portfolio incurred organization expenses of $24,372. These costs were deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period from commencement of operations. Each Portfolio's organizational fees payable includes fees and expenses payable to Touchstone Advisors, Inc., a subsidiary of Western-Southern, of $23,931. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or, any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Portfolio, will be reduced by a portion of any unamortized organization expenses of the Portfolio determined by the proportion of the number of the Initial Shares of the Portfolio redeemed to the number of the Initial Shares of the Portfolio outstanding after taking into account any prior redemptions of the Initial Shares of the Portfolio.

SELECT ADVISORS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    i) OTHER. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

2.  TRANSACTIONS WITH AFFILIATES

    a) SPONSOR. Touchstone Advisors, Inc. ("Sponsor"), a subsidiary of Western-Southern, as sponsor to the Trust, pursuant to a Sponsor Agreement provides oversight of the various service providers to the Trust, including the Trust's Administrator, Custodian and Transfer Agent. As Sponsor to the Trust, Touchstone Advisors reserves the right to receive a sponsor fee from each portfolio equal on an annual basis to 0.20% of average daily net assets of that Portfolio for its then-current fiscal year. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice. The Sponsor has advised the Trust that it will waive all fees under the Sponsor Agreement through April 30, 1995.

    b) INVESTMENT ADVISOR. The Trust has an investment advisory agreement with the Sponsor. Under the terms of the investment advisory agreement, each Portfolio pays an investment advisory fee that is computed daily and paid monthly. For the period November 21, 1994 (commencement of operations) to December 31, 1994, each Portfolio incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.

              EMERGING     INTERNATIONAL                    INCOME         STANDBY
               GROWTH         EQUITY        BALANCED      OPPORTUNITY      INCOME
            -------------  -------------  -------------  -------------  -------------
Rate:             0.80%          0.95%          0.70%          0.65%          0.25%
Amount:       $   1,753      $   5,033      $   1,519      $   1,401      $   1,368

    For the period November 21, 1994 (commencement of operations) to December 31, 1994, the Advisor has voluntarily agreed to waive its entire Investment Advisory Fee.

    Fort Washington Investment Advisors, Inc., an affiliate of the Advisor, is the sub-advisor for the Standby Income Portfolio.

    c) ADMINISTRATOR AND FUND ACCOUNTANT. The Trust retains Signature Financial Services, Inc. ("Signature") to serve as administrator and fund accountant. Certain officers of Signature serve as officers of the Portfolios. Signature provides administrative services necessary for the operations of the Portfolios, including the preparation and filing of all documents required by the Trust for compliance with applicable laws and regulations; arranging for the maintenance of books, records and custody of the Portfolios; and paying the compensation of the Portfolios'

SELECT ADVISORS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
officers affiliated with Signature. For these services, Signature receives from each Portfolio a fee that is computed daily and paid monthly equal on an annual basis to the following percentages of the average daily net assets of each of the Portfolios.

         LEVEL OF AVERAGE                 FEE AS A % OF
            NET ASSETS              AVERAGE DAILY NET ASSETS
----------------------------------  -------------------------
up to $100 million                              0.16%
more than $100 to $200 million                  0.14%
more than $200 to $500 million                  0.10%
more than $500 to $1 billion                    0.06%
more than $1 billion                            0.05%

    In addition, each Portfolio is subject to a minimum annual fee of $25,000. For the period November 21, 1994 (commencement of operations) to December 31, 1994, each Portfolio incurred $2,740 for administration and fund accounting fees.

    d) TRUSTEES. Each Trustee who is not an "interested person," (as defined in the Act), of the Trust, receives in aggregate $5,000 annually plus $1,000 per meeting attended, as well as, reimbursement for reasonable out-of-pocket expenses. For the period November 21, 1994 (commencement of operations) to December 31, 1994, each Portfolio incurred $1,350 in aggregate Trustee fees.

3.  EXPENSE REIMBURSEMENTS

    The Sponsor has agreed to reimburse each Portfolio so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Portfolio are not greater, on an annualized basis, than the percentage of average daily net assets of the Portfolio listed below for the period November 21, 1994 (commencement of operations) to December 31, 1994.

                                                          VOLUNTARY       AMOUNT OF
                                                        EXPENSE LIMIT   REIMBURSEMENT
                                                       ---------------  --------------
Emerging Growth Portfolio                                     1.15%       $   19,996
International Equity Portfolio                                1.25%       $   17,928
Balanced Portfolio                                            0.90%       $   16,055
Income Opportunity Portfolio                                  0.85%       $   21,683
Standby Income Portfolio                                      0.50%       $   16,007

SELECT ADVISORS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

    Investment transactions (excluding purchases and sales of U.S government obligations and U.S. government agency obligations and excluding short-term investments) for the period November 21, 1994 (commencement of operations) to December 31, 1994 were as follows:

                                                    COST OF         PROCEEDS FROM
                                                   PURCHASES            SALES
                                                ----------------  ------------------
Emerging Growth Portfolio                         $    884,429            --
International Equity Portfolio                       4,675,301            --
Balanced Portfolio                                   1,216,688       $     31,658
Income Opportunity Portfolio                         3,299,071          1,554,398
Standby Income Portfolio                             1,731,738            --

    Purchases and sales of U.S. government obligations for the period November 21, 1994 (commencement of operations) to December 31, 1994 were as follows:

                                                    COST OF         PROCEEDS FROM
                                                   PURCHASES            SALES
                                                ----------------  ------------------
Emerging Growth Portfolio                              --                 --
International Equity Portfolio                         --                 --
Balanced Portfolio                              $       778,367           --
Income Opportunity Portfolio                           --                 --
Standby Income Portfolio                              2,275,912           $246,430

5.  SHARES OF BENEFICIAL INTEREST

    The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in shares of beneficial interest for the period November 21, 1994 (commencement of operations) through December 31, 1994 are as follows:

                                    EMERGING    INTERNATIONAL               INCOME       STANDBY
                                     GROWTH       EQUITY      BALANCED    OPPORTUNITY    INCOME
                                    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                   -----------  -----------  -----------  -----------  -----------
Shares sold                           199,982      499,982      199,982      199,982      499,982
                                   -----------  -----------  -----------  -----------  -----------
Net increase                          199,982      499,982      199,982      199,982      499,982
                                   -----------  -----------  -----------  -----------  -----------
                                   -----------  -----------  -----------  -----------  -----------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Investors and Trustees of
  the Select Advisors Variable Insurance Trust:

    We have audited the accompanying statements of assets and liabilities of the Select Advisors Variable Insurance Trust (consisting of Emerging Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio and Standby Income Portfolio), including the schedules of investments, as of December 31, 1994, and the related statements of operations, statements of changes in net assets and financial highlights for the period November 21, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit and to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Select Advisors Variable Insurance Trust as of December 31, 1994, the results of its operations, the changes in its net assets and the financial highlights for the period November 21, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 17, 1995

                                    APPENDIX

            BOND, COMMERCIAL PAPER AND MUNICIPAL OBLIGATIONS RATINGS

         Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the Municipal Obligations and securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligatio ns, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca.  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.  An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

S&P'S BOND RATING

         AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1. The rating C1 is reserved for income bonds on which no interest is being paid.

         D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P'S COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

IFS0020E


DISTRIBUTOR

Touchstone Securities, Inc.           SELECT ADVISORS VARIABLE INSURANCE TRUST
318 Broadway
Cincinnati, Ohio  45202               oTOUCHSTONE EMERGING GROWTH PORTFOLIO
                                      oTOUCHSTONE INTERNATIONAL EQUITY PORTFOLIO
                                      oTOUCHSTONE BALANCED PORTFOLIO
INVESTMENT ADVISOR                    oTOUCHSTONE INCOME OPPORTUNITY PORTFOLIO
                                      oTOUCHSTONE STANDBY INCOME PORTFOLIO
Touchstone Advisors, Inc.
318 Broadway
Cincinnati, Ohio  45202


CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company        STATEMENT OF ADDITIONAL  INFORMATION
89 South Street                       MAY 1, 1995
Boston, Massachusetts 02111


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109


LEGAL COUNSEL

Frost & Jacobs
2500 PNC Center
201 East 5th Street
Cincinnati, Ohio  45202